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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of Report (date of earliest event reported): March 29, 2007

                  RECLAMATION CONSULTING AND APPLICATIONS, INC.
             (Exact name of registrant as specified in its charter)

                                    Colorado
                                    --------
                 (State or other jurisdiction of incorporation)

              000-26017                             58-2222646
             -----------                          --------------
      (Commission File Number)           (IRS Employer Identification No.)

                           940 Calle Amanecer, Suite E
                         San Clemente, California 92673
                            Telephone: (949) 542-7440

                   (Address and telephone number of principal
                    executive offices and place of business)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  [ ] Written communications pursuant to Rule 425 under the Securities Act (17
                                  CFR 230.425)

 [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
                                   240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
                       Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
                       Exchange Act (17 CFR 240.13e-4(c))

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Reclamation Consulting and Applications, Inc. ("we", "us" or the "Company")
files this report on Form 8-K to report the following:


ITEM 1.01         OTHER EVENTS

We have entered into a Products and Services Agreement (the "Agreement") with Climax Molybdenum (Henderson Mine), a subsidiary of the Phelps Doge Mining Company for a 60-day performance trial of our Alderox(R) ASA-12(R). The Agreement is dated March 26, 2007; however we did not receive a fully executed copy of the Agreement until March 29, 2007.

Pursuant to the Agreement, we will install and provide support for our Reliant IV automated spray applicator system at Phelps Dodge's Henderson mine. The Agreement provides for us to set-up the applicator system and to provide user training, customer support and equipment servicing for the 60-day trial at no charge. However, we will receive reimbursement for the use of Alderox(R) ASA-12(R) product and for providing any repair or service not covered by warranty. The total payment we may receive under the Agreement is capped at $4,950.

Although the Agreement does not explicitly require Phelps Dodge or its subsidiaries to make any further use of the Alderox(R) ASA-12(R) product following the trial, it states that "implementation of the automated application system and use of Alderox(R) ASA-12 release product is contingent upon the successful completion of a 60 day performance trial" and goes on to state, "Should the products pass the trial, the equipment and product(s) will remain on the site." It is our expectation that a successful completion of the trial will result in the continued use of the our Reliant IV automated spray applicator system Alderox(R) ASA-12(R) product with the possibility of expanding its use to other mine sites. However, we can provide no assurance that the trial will be successful, or that a successful trial will lead to further orders from Phelps Dodge or its subsidiaries.

ITEM 7.01         REGULATION FD DISCLOSURE.

On April 2, 2007, we issued a press release announcing our entry into the Agreement. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K, and is incorporated herein by reference. Exhibit
99.1 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

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ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.                Description
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99.1     Press Release dated April 2, 2007


SIGNATURES:

Pursuant to the requirement of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Reclamation Consulting and Applications, Inc.

By:  /s/  Gordon Davies
     -----------------------------
     Gordon Davies, President

Dated:  April 5, 2007